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                                                              Exhibit 10.3

                                    SUBLEASE

         THIS SUBLEASE ("Sublease"), dated February 5, 1999 for reference purposes only, is entered into by and between INTERNATIONAL MICROCIRCUITS, INC., a California corporation ("Sublandlord" or "IMI") and DEVCON CONSTRUCTION, INC., a California corporation, ("Subtenant" or "DEVCON").

                                    RECITALS

         A. IMI entered into that certain Lease dated as of July __, 1998 ("Master Lease") with the Marin County Employees' Retirement Association, a political subdivision of the State of California, as landlord (hereinafter, the "Master Lessor") for certain premises at 525 Los Coches Street, Milpitas, CA (the "IMI Premises") containing approximately 38,710 square feet (the "Master Lease"). The capitalized terms used but not otherwise defined in this Sublease shall have the meanings assigned to them in the Master Lease.

         B. IMI and DEVCON were parties to that certain Lease Agreement dated November 17, 1992, as amended by the Lease Amendment #1 For Los Coches Place dated January 28, 1998 (as so amended, the "Original Devcon Lease"). At the time the parties entered into the Original Devcon Lease, IMI was the owner of fee title to the IMI Premises, prior to the sale of the IMI Premises by IMI to Master Lessor. The parties wish to terminate the Original Devcon Lease and to enter into this Sublease.

         C. IMI desires to sublease a portion of the IMI Premises to DEVCON, and DEVCON desires to sublease a portion of the IMI Premises from IMI on the terms and provisions hereof.

         NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, IMI and DEVCON covenant and agree as follows:

                                    AGREEMENT

         1. TERMINATION OF ORIGINAL DEVCON LEASE. The parties hereby acknowledge that the Original Devcon Lease is hereby terminated and shall be of no further force or effect.

         2. SUBLEASED PREMISES. On and subject to the terms and conditions below, IMI hereby leases to DEVCON, and DEVCON hereby leases from IMI, the premises described in Exhibit A (the "Subleased Premises"). The Subleased Premises contain both office and warehouse space, as shown on the attached Exhibit A (and known respectively as the "Office Space" and the "Warehouse Space"). The Office Space contains approximately 5538 square feet, and the Warehouse Space contains approximately 4224 square feet.

         3. TERM. Subject to obtaining the consent of Master Lessor as described below, this Sublease shall commence on March 1, 1999, (the "Commencement Date") and shall expire at 11:59 p.m. on September 30, 2003, unless sooner terminated pursuant to any provision hereof.

         4. POSSESSION. If for any reason IMI cannot deliver possession of the Subleased Premises to DEVCON on the Commencement Date, IMI shall not be subject to any liability


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therefor, nor shall such failure affect the validity of this Sublease or the obligations of DEVCON hereunder or extend the term hereof, unless IMI has not delivered the Subleased Premises to DEVCON on or before March 1, 1999, in which case DEVCON shall have the right thereafter to cancel this Sublease by written notice to IMI given no later than thirty days following such date. Upon such cancellation, IMI shall return all sums deposited by DEVCON with IMI, and neither party shall have any further liability to the other.

         5.       RENT.

                  (a) BASE RENT. Commencing on the Commencement Date and continuing throughout the term of this Sublease, DEVCON shall pay monthly rent ("Base Rent") to IMI in the amount of $11,977 per month, subject to adjustment on each Rental Adjustment Date (as defined in Section 4.2 of the Master Lease), in accordance with the same formula set forth in Section 4.2 of the Master Lease.

                  (b) PAYMENT OF RENT. Upon execution of this Sublease, DEVCON shall pay to IMI the sum of Twenty-Three Thousand Nine Hundred Fifty-Four Dollars ($23,954.00), constituting payment in advance of the first month's Rent, together with the Security Deposit, as set forth in Section 6 below. Rent shall be payable to IMI in lawful money of the United States, in advance, without prior notice, demand, or offset, on or before the first day of each calendar month during the term hereof. All Rent shall be paid to IMI at the address specified for notice to IMI in Section 13, below. If the Commencement Date does not fall an the first day of a calendar month, Rent for the first month shall be prorated on a daily basis based upon a thirty day calendar month.

                  (c) ABATEMENT. In the event of any casualty or condemnation affecting the Subleased Premises, Base Rent payable by DEVCON shall be abated hereunder in the same proportion, if any, that rent payable by IMI under the Master Lease is abated.

                  (d) RENT CREDIT FOR TENANT IMPROVEMENTS PAID FOR BY DEVCON. DEVCON hereby agrees to construct office tenant improvements (the "Office TIs") in accordance with the terms of this Sublease, the plans and specifications and budget for which shall be subject to the written approval of both IMI and Master Lessor, it being agreed that DEVCON shall spend no less than $110,250 ($50 per square foot for 2205 square feet). Provided that DEVCON has complied with this requirement, DEVCON shall be entitled to deduct from the amount of each installment of Base Rent the amount of $1,837.50 (the "Rent Credit"). The right to such Rent Credit is personal to DEVCON, and shall not be assignable to any person under any circumstances.

                  (e) INDUCEMENT RECAPTURE. DEVCON's right to the Rent Credit, shall be deemed conditioned upon DEVCON's full and faithful performance of all the terms, covenants and conditions of this Sublease. Upon default by DEVCON of its obligations hereunder, any Rent Credit provisions shall be deemed deleted herefrom and any rent or other charge abated or deducted from payments made hereunder shall become immediately due and payable by DEVCON to IMI.


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         6.       SECURITY DEPOSIT. Upon execution of this Sublease, DEVCON
shall deposit with IMI the sum of Eleven Thousand Nine Hundred Seventy-Seven Dollars ($11,977.00) as a security deposit ("Security Deposit"). If DEVCON fails to pay Rent or other charges when due under this Sublease, or fails to perform any of its other obligations hereunder, IMI may use or apply all or any portion of the Security Deposit for the payment of any Rent or other amount then due hereunder and unpaid, for the payment of any other sum for which IMI may become obligated by reason of DEVCON's default or breach, or for any loss or damage sustained by IMI as a result of DEVCON's default or breach. If IMI so uses any portion of the Security Deposit, DEVCON shall restore the Security Deposit to the full amount originally deposited within thirty (30) days after IMI's written demand. IMI shall not be required to keep the- Security Deposit separate from its general accounts, and shall have no obligation or liability for payment of interest on the Security Deposit. The Security Deposit, or so much thereof as had not theretofore been applied by IMI, shall be returned to DEVCON promptly following the expiration or earlier termination of this Sublease, provided DEVCON has vacated the Subleased Premises.

         7. ASSIGNMENT AND SUBLETTING. Except in connection with a Permitted Transfer (defined below), DEVCON may not assign, sublet, transfer, pledge, hypothecate or otherwise encumber the Subleased Premises, in whole or in part, or permit the use or occupancy of the Subleased Premises by anyone other than DEVCON unless IMI has obtained IMI's consent thereto, which shall not be unreasonably withheld, and the consent of Master Lessor. Regardless of IMI's consent, no subletting or assignment shall release DEVCON from its obligations hereunder. Notwithstanding anything to the contrary contained in this Sublease, IMI and DEVCON agree that DEVCON may assign this Sublease or sublet the Subleased Premises, or any portion thereof, without IMI's consent, to any entity which controls, is controlled by, or is under common control with DEVCON, and which has an equal or greater net worth than DEVCON at the time of such transfer or on the date of this Sublease, whichever is greater; (hereinafter each a "Permitted Transfer").

         8. CONDITION OF SUBLEASED PREMISES. DEVCON hereby accepts the Subleased Premises in their "as-is" condition, without any reliance upon any representation or warranty of IMI.

         9. USE. DEVCON may use the Subleased Premises only for uses permitted under the Master Lease.

         10. PARKING. DEVCON shall have the right to use 30 parking spaces.

         11.      INCORPORATION OF SUBLEASE.

                  (a) All of the terms and provisions of the Master Lease, except as provided in subsection (b) below, are incorporated into and made a part of this Sublease and the rights and obligations of the parties under the Master Lease are hereby imposed upon the parties hereto with respect to the Subleased Premises, IMI being substituted for the "Master Lessor" in the Master Lease (except as modified by Section 14 below), and DEVCON being substituted for the "Tenant" in the Master Lease. It is further understood that where reference is made in the Master Lease to the "Premises," the same shall mean the Subleased Premises as defined herein; where reference is made to the "Commencement Date," the same shall mean the Commencement Date


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as defined herein; and where reference is made to "this Lease," the same shall mean this Sublease.

                  (b) The following Sections of the Master Lease are not incorporated herein: Sections 1, 2, 3, 4, 5, 7.1, 8.2, 10, the first sentence of 11, 12, 15, 16.3, 21, 22, 24, 29, 30.3, 36, 40 and 41.

                  (c) DEVCON hereby assumes and agrees to perform for IMI's benefit, during the term of this Sublease, all of IMI's obligations with respect to the Subleased Premises under the Master Lease, except as otherwise provided herein. DEVCON shall not commit or permit to be committed any act or omission which violates any term or condition of the Master Lease. This Sublease shall be subject and subordinate to all of the terms of the Master Lease.

         12. INSURANCE. DEVCON shall be responsible for insuring its personal property, tenant improvements and equipment in the amount of their full replacement value and shall maintain comprehensive general liability insurance in the amount of $2,000,000 per occurrence respecting the use and occupancy of the Subleased Premises. Such insurance shall insure the performance by DEVCON of its indemnification obligations hereunder and shall name Master Lessor and IMI as additional insureds. All insurance required under this Sublease shall contain an endorsement requiring thirty (30) days written notice from the insurance company to DEVCON and IMI before cancellation or change in the coverage, insureds or amount of any policy. DEVCON shall provide IMI with certificates of insurance evidencing such coverage prior to the commencement of this Sublease.

         13. NOTICES. The addresses specified in the Master Lease for receipt of notices to each of the parties are deleted and replaced with the following:

                   To IMI at:               525 Los Coches Street
                                            Milpitas, CA
                                            Attn: President

                   With copy to:            Cooley Godward LLP
                                            5 Palo Alto Square
                                            3000 El Camino Real
                                            Palo Alto, CA 94306
                                            Attn: Anna B. Pope, Esq.

                   To DEVCON at:            the Subleased Premises
                                            Attn: Chief Financial Officer

         14. IMI'S OBLIGATIONS. To the extent that the provision of any services or the performance of any maintenance or any other act respecting the Subleased Premises is the responsibility of Master Lessor (collectively "Master Lessor Obligations"), upon DEVCON's request, IMI shall use its best efforts to cause Master Lessor to perform such Master Lessor Obligations. It is expressly understood that the services and repairs which are incorporated herein by reference, will in fact be furnished by Master Lessor, and not by IMI, except to the extent otherwise provided in the Master Lease. In addition IMI shall not be liable for any


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maintenance, restoration (following casualty or destruction) or repairs in or to the Subleased Premises, other than its obligation hereunder to use its best efforts to cause Master Lessor to perform its obligations under the Master Lease.

         15. EARLY TERMINATION OF SUBLEASE. If, without the fault of IMI, the Sublease should terminate prior to the expiration of this Sublease, IMI shall have no liability to DEVCON on account of such termination. DEVCON shall have the right, upon ninety (90) days prior written notice to IMI, to terminate this Sublease. Upon such termination, DEVCON shall surrender the Subleased Premises, including any and all improvements thereto, to IMI without any reimbursement obligation upon the part of IMI or Master Lessor.

         16. CONSENT OF SUBLANDLORD AND MASTER LESSOR. If DEVCON desires to take any action which requires the consent or approval of IMI pursuant to the terms of this Sublease, prior to taking such action, including, without limitation, making any alterations, then, notwithstanding anything to the contrary herein, (a) IMI shall have the same rights of approval or disapproval as Master Lessor has under the Master Lease, and (b) DEVCON shall not take any such action until it obtains the consent of IMI and Master Lessor, as may be required under this Sublease or the Master Lease. This Sublease shall not be effective unless and until any required written consent of the Master Lessor shall have been obtained.

         17. BROKERS. Each party hereto represents and warrants that it has dealt with no broker, in connection with this Sublease and the transactions contemplated herein. Each party shall indemnify, protect, defend and hold the other party harmless from all costs and expenses (including reasonable attorneys' fees) arising from or relating to a breach of the foregoing representation and warranty.

         18. SURRENDER OF SUBLEASED PREMISES. Upon the expiration or earlier termination of this Sublease, DEVCON shall surrender the Subleased Premises in as good a condition as they were in on the Commencement Date, except for ordinary wear and tear and damage due to casualty not caused by DEVCON, or condemnation. Notwithstanding anything to the contrary herein, DEVCON shall not be required to remove (i) any of the initial tenant improvements constructed by or on behalf of DEVCON, and (ii) any alterations or additions for which DEVCON has obtained Master Lessor's and IMI's consent unless IMI has indicated, at the time of granting such consent, that such removal will be required.

         19. NO THIRD PARTY RIGHTS. The benefit of the provisions of this Sublease is expressly limited to IMI and DEVCON and their respective permitted successors and assigns. Under no circumstances will any third party be construed to have any rights as a third party beneficiary with respect to any of said provisions.

         20. COUNTERPARTS. This Sublease may be signed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one agreement.


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         IN WITNESS WHEREOF, the parties have executed this Sublease as of the date first written above.

SUBLANDLORD                                 SUBTENANT

International/Microcircuits, Inc.           Devcon Construction, Inc.

By:                                         By:
   ----------------------------------          --------------------------------
Name:                                       Name:
     --------------------------------            ------------------------------
Title:   President                          Title:   President


By:                                         By:
   ----------------------------------          ---------------------------------
Name:                                       Name:
     --------------------------------            -------------------------------
Title:   Secretary                          Title:   Secretary



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                            CONSENT OF MASTER LESSOR






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                                    EXHIBIT A

                               SUBLEASED PREMISES







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